Exhibit 10.8

                                LOCKUP AGREEMENT

The undersigned understands that Money Flow Systems International Inc. (the "Corporation") intends to complete a financing (a "Financing") as directed by the board of directors of the Corporation (the "Board"), which Financing may be effected by way of a public offering of the Corporation's securities, an arm's-length private placement of the Corporation's securities to one or more third parties in one or more tranches or, such other manner as may be directed by the Board, within one year from the date that the Corporation's common shares become listed and posted for trading on a stock exchange, bulletin board or trading system (the "Listing Date").

For the sum of $1.00 and other good and valuable consideration, John F. Kearney, (the "Securityholder") (the receipt and sufficiency of which is hereby acknowledged), represents, warrants and agrees as follows:

1. The Securityholder represents that he has full power and authority to execute and deliver this document and perform, his obligations hereunder and that he is the beneficial owner of such number of common shares of the Corporation set opposite his respective name (collectively, the "Lockup Shares") as listed below:

                  John F. Kearney   611,000

2. The Securityholder irrevocably covenants and agrees not to sell, assign, convey, transfer, encumber or otherwise dispose of their Lockup Shares (as provided in paragraph 1 herein), until the earlier of (i) completion of a Financing (as contemplated herein); and (ii) one year from the Listing Date; and

3. The Securityholder covenants not to delay, hinder, upset or challenge the matters contemplated herein.

This Lock-Up Agreement will terminate upon the earlier of (i) completion of a Financing as contemplated herein; and (ii) one year from the Listing Date.

Dated at Calgary, Alberta this ___ day of December, 2001.


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Witness                                  John F. Kearney